Net Loss Per Share	12 Months Ended
Dec. 31, 2010
Net Loss Per Share [Abstract]
Net Loss Per Share

15. Net Loss Per Share

Basic Net Loss Per Share

The net loss per share attributable to holders of Class A Common Stock is calculated based on the following information (in thousands, except per share amounts):

	Year Ended December 31, 2010	Year Ended December 31, 2009	Period From November 29, 2008 to December 31, 2008
Net loss from continuing operations	$(2,251,202)	$(1,208,588)	$(185,674)
Non-controlling interests in net loss from continuing operations of consolidated subsidiaries	1,775,840	894,841	156,829

Net loss from continuing operations attributable to Clearwire Corporation	(475,362)	(313,747)	(28,845)
Distribution to warrant and restricted stock unit holders	—	(9,491)	—

Net loss from continuing operations attributable to Class A Common Stockholders	(475,362)	(323,238)	(28,845)
Net loss from discontinued operations attributable to Class A Common Stockholders	(12,075)	(11,835)	(1,088)

Net loss attributable to Class A Common Stockholders	$(487,437)	$(335,073)	$(29,933)

Weighted average shares Class A Common Stock outstanding	222,527	194,696	189,921
Net loss per share from continuing operations	$(2.14)	$(1.66)	$(0.15)
Net loss per share from discontinued operations	(0.05)	(0.06)	(0.01)

Net loss per share	$(2.19)	$(1.72)	$(0.16)

The subscription rights we distributed on December 21, 2009 to purchase shares of Class A Common Stock to Class A Common Stockholders of record on December 17, 2009, warrant holders, and certain holders of RSUs represent a dividend distribution. Certain Participating Equityholders and Google, who were Class A Common Stockholders of record holding approximately 102 million shares and entitled to the subscription rights, agreed not to exercise or transfer their rights. The fair value of the rights distributed was $57.5 million or $0.51 per share of Class A Common Stock. Certain outstanding warrants meet the definition of participating securities as their terms provide for participation in distributions with Class A Common Stock prior to exercise. Therefore, the two-class method is used to compute the net loss per share and as a result, the fair value of the rights distributed to the warrant and RSU holders of $9.5 million increased the net loss attributable to Class A Common Stockholders.

Diluted Net Loss Per Share

The potential exchange of Clearwire Communications Class B Common Interests together with Class B Common Stock for Class A Common Stock will have a dilutive effect on diluted net loss per share due to certain tax effects. That exchange would result in both an increase in the number of Class A Common Stock outstanding and a corresponding increase in the net loss attributable to the Class A Common Stockholders through the elimination of the non-controlling interests’ allocation. Further, to the extent that all of the Clearwire Communications Class B Common Interests and Class B Common Stock are converted to Class A Common Stock, the Clearwire Communications partnership structure would no longer exist and Clearwire would be required to recognize a tax provision related to indefinite lived intangible assets.

Shares issuable upon the conversion of the Exchangeable Notes were included in the computation of diluted net loss per share for the year ended December 31, 2010 on an “if converted” basis since the result was dilutive. For purpose of this computation, the change in fair value of the Exchange Options and interest expense on the Exchangeable Notes, were reversed for the period.

Net loss per share attributable to holders of Class A Common Stock on a diluted basis, assuming conversion of the Clearwire Communications Class B Common Interests and Class B Common Stock and conversion of the Exchangeable Notes, is calculated based on the following information (in thousands, except per share amounts):

	Year Ended December 31, 2010	Year Ended December 31, 2009	Period From November 29, 2008 to December 31, 2008
Net loss from continuing operations attributable to Class A Common Stockholders	$(475,362)	$(323,238)	$(28,845)
Non-controlling interests in net loss from continuing operations of consolidated subsidiaries	(1,775,840)	(894,841)	(156,829)
Tax adjustment resulting from dissolution of Clearwire Communications	(27,117)	(27,356)	(4,158)
Reversal of gain on Exchange Options and Exchangeable Notes interest expense, upon exchange of notes	(58,296)	—	—

Net loss from continuing operations available to Class A Common Stockholders, assuming the exchange of Class B to Class A Common Stock and conversion of the Exchangeable Notes	(2,336,615)	(1,245,435)	(189,832)

Net loss from discontinued operations attributable to Class A Common Stockholders	(12,075)	(11,835)	(1,088)
Non-controlling interests in net loss from discontinued operations of consolidated subsidiaries	(39,817)	(33,423)	(2,892)

Net loss from discontinued operations available to Class A Common Stockholders, assuming the exchange of Class B to Class A Common Stock	(51,892)	(45,258)	(3,980)

Net loss available to Class A Common Stockholders, assuming the exchange of Class B to Class A Common Stock and conversion of the Exchangeable Notes	$(2,388,507)	$(1,290,693)	$(193,812)

Weighted average shares Class A Common Stock outstanding	222,527	194,696	189,921
Weighted average shares converted from Class B Common Stock outstanding	741,962	546,375	505,000
Weighted average shares converted from the Exchangeable Notes	6,276	—	—

Total weighted average shares Class A Common Stock outstanding (diluted)	970,765	741,071	694,921

Net loss per share from continuing operations	$(2.41)	$(1.68)	$(0.27)
Net loss per share from discontinued operations	(0.05)	(0.06)	(0.01)

Net loss per share	$(2.46)	$(1.74)	$(0.28)

Higher net loss per share on a diluted basis is due to the hypothetical loss of partnership status for Clearwire Communications upon conversion of all Clearwire Communications Class B Common Interests and Class B Common Stock and the conversion of the non-controlling interests discussed above as well as the hypothetical conversion of the Exchangeable Notes.

The diluted weighted average shares did not include the effects of the following potential common shares as their inclusion would have been antidilutive (in thousands):

	Year Ended December 31, 2010	Year Ended December 31, 2009	Period From November 29, 2008 to December 31, 2008
Stock options	18,380	22,154	19,317
Restricted stock units	12,414	9,488	3,054
Warrants	17,806	17,806	17,806
Subscription rights	22,657	—	—
Contingent shares	1,519	12,747	28,824

	72,776	62,195	69,001

The contingent shares for the year ended December 31, 2010 relate to Clearwire Communications Class B Common Interests and Clearwire Communications voting interests that were issued to Participating Equityholders upon the Third Investment Closing, as such interests can be exchanged for Class A Common Stock.

The contingent shares for the year ended December 31, 2009, primarily relate to Clearwire Communications Class B Common Interests and Clearwire Communications voting interests that were to be issued to Participating Equityholders upon the Second and Third Investment Closings as such interests, on a combined basis, can be exchanged for Class A Common Stock. The Second Investment Closing was December 21, 2009. The Third Investment Closing was March 2, 2010.

The contingent shares for the year ended December 31, 2008, relate to purchase price share adjustment of 28,235,294 million shares of Class A Common Stock and equity issuance to CW Investment Holdings of 588,235 shares of Class A Common Stock, all of which were issued in February of 2009.

We have calculated and presented basic and diluted net loss per share of Class A Common Stock. Class B Common Stock net loss per share is not calculated since it does not contractually participate in distributions of Clearwire. Prior to the Closing, we had no equity as we were a wholly-owned division of Sprint. As such, we did not calculate or present net loss per share for the period from January 1, 2008 to November 28, 2008.